                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 30, 2002
                                                         ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  1-4174               73-0569878
        ---------------            ------------       -------------------
        (State or other            (Commission         (I.R.S. Employer
        jurisdiction of            File Number)       Identification No.)
        incorporation)



      One Williams Center, Tulsa, Oklahoma                       74172
    ----------------------------------------                  ----------
    (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




                                       1
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Item 5. Other Events.

           On April 30, 2002, The Williams Companies, Inc. (NYSE:WMB) reconfirmed its guidance for 2002 recurring earnings at a meeting held with stock analysts. Williams reported it expects to report between $2.15 and $2.30 per share in recurring earnings.

           Williams' President and Chief Executive Officer, Steve Malcolm, is scheduled to address stock analysts at 8 a.m., Eastern Time, Wednesday, May 1, 2002, in New York City. His presentation is available now in the investor section of Williams' website at www.williams.com. Also at that location is a link to Wednesday's webcast and subsequent replay of the hour-long meeting.

Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated April 30, 2002, publicly announcing the matters reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE WILLIAMS COMPANIES, INC.


Date: May 3, 2002                     /s/ Suzanne H. Costin
                               ---------------------------------------------
                               Name:  Suzanne H. Costin
                               Title: Corporate Secretary



                                       2

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INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Copy of Williams' press release dated April 30, 2002, publicly announcing the matters reported herein.